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                                                                    EXHIBIT 10.2

                            Stock Purchase Agreement

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT is made as of the 8th day of June 8, 2000 by and between Quest Net Corp., a Florida Corporation (the "Seller") and InfoDotcoza, Ltd. (the "Purchaser").

         WHEREAS, Seller owns all of the issued and outstanding capital stock (the "Stock") of Globalbot Corp. ("Globalbot") with authorized capital of 50,000,000 shares of Common Stock, of which 1,000,000 shares are presently issued and outstanding.

         WHEREAS, Seller wishes to sell to the Purchaser 20% (200,000 shares) of the Stock of Globalbot and the Purchaser is desirous of acquiring the Stock on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. TRANSFER OF COMMON STOCK. Subject to and upon the terms and conditions of this Agreement, Seller hereby sells and transfers to Purchaser and Purchaser hereby purchases from Seller, for the aggregate purchase price of $100,000 (the "Purchase Price") 200,000 shares of the common stock of Globalbot.

         2. CONSIDERATION FOR TRANSFER. On the Closing Date, as later defined herein, subject to the terms and conditions of this Agreement, the Seller shall deliver to Purchaser, duly endorsed certificates for 200,000, of Globalbot's common stock, (the "Shares"). As consideration for the transfer and delivery of the Shares, Purchaser will pay the Purchase Price by delivering they to Seller, on the Closing Date, a check in the amount of $100,000.

         3. CLOSING DATE. The Closing Date shall be the date that this Agreement is executed by both Parties. The Closing shall be held Sellers corporate offices.

         4. REPRESENTATIONS AND WARRANTIES BY PURCHASER. Purchaser represents and warrants as follows:

                  (a) The execution and delivery of this Agreement, compliance with and fulfillment of the terms of this Agreement, do not and, at the Closing, will not (i) constitute a default or result in the creation of any lien, security interest, charge or encumbrance upon Purchaser other than liabilities which are herein contemplated, nor does it give any third party the right to accelerate any obligation against the Purchaser, or (ii) conflict with any other material agreement to which the Purchaser is a party or by which it is bound;

                  (b) No insolvency proceedings of any character, including without limitation, bankruptcy, receivership, composition or arrangement with creditors, voluntarily or involuntarily, designating Purchaser as the bankrupt or the insolvent, are pending, or to the knowledge of the Purchaser threatened, and the Purchaser has not made an assignment for the benefit of creditors, nor has the Purchaser taken any action with a view to, or which would constitute the basis for, the institution of such insolvency proceedings;

                  (c) All corporate action required to be taken by the Purchaser to enter into this Agreement has been taken; and




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                  (d) Justine J. Mills is the duly appointed and standing
Director of the Purchaser and has been duly empowered to execute this Agreement, and any amendments or modifications hereto, by and on behalf of the Purchaser.

                  (e) In order to induce Shareholder and Globalbot to issue the Common Shares, recognizing that Globalbot will be relying on the information and on the representations set forth below, the Purchaser hereby represents, warrants, and agrees as follows:

                  (i) The Purchaser has determined that the purchase of the common shares of the Shareholders (the "Shares") is a suitable investment for the Purchaser and that the Purchaser is able to bear economic risks including a total loss of an investment in the Shares.

                  (ii) The Purchaser is purchasing the Shares for its own account for investment, and not with a view to or for sale in connection with the distribution of the Shares nor with any present intention of selling or otherwise disposing of all or any part of the Shares. The Purchaser hereby acknowledges its understanding that the Shares are not being registered under the Securities Act of 1933 (the "Act"), or any state securities laws on the ground that the issuance and sale of the Shares to the Purchaser is exempt under the Act and relevant state securities laws as not involving a public offering. The Purchaser agrees not to sell the Shares unless they are subsequently registered or an exemption from such registration is available. The Purchaser authorizes Globalbot to place a legend denoting the restrictions on the certificates to be issued.

         The Purchaser further acknowledges its understanding that the Seller's reliance on such exemptions are, in part, based upon the foregoing representations, warranties, and agreements by it and that the statutory basis for such exemptions would not be present, if notwithstanding such representations, warranties and agreements, the Purchaser were acquiring the Shares for resale on the occurrence or non-occurrence of some pre-determined event. In order to induce the Seller to sell the Shares to the Purchaser, it is agreed that Globalbot will have no obligation to recognize the ownership, beneficial or otherwise, of such shares by anyone but the Purchaser, except as set forth herein.

                  (iii) The Purchaser acknowledges and is aware that, except as set forth herein, it will not transfer or assign the Shares, or any interest therein; the assignment and transferability of the Shares will be governed by this Agreement and all applicable laws.

                  (iv) The Purchaser has acknowledged and is aware that, except for the three day rescission rights provided under Florida law or as provided in this Agreement, they are not entitled to cancel, terminate or revoke this subscription, and any agreements of the Purchaser in connection herewith shall survive the termination of this Agreement, except as set forth herein.

                  (v) The Purchaser has have had the opportunity to ask questions of, and receive answers from management of Globalbot regarding the terms and conditions of this Agreement, and the transactions contemplated thereby, as well as the affairs of Globalbot and related matters.

                  The Purchaser may have access to whatever additional information concerning Globalbot, its financial condition, its business, its prospects, its management, its capitalization, and other similar matters that it or its purchaser representative, if any, desires, provided that Globalbot can acquire such information without unreasonable effort or expense. In addition, as required by Section 517.061(11)(a)(3), Florida Statutes, and Rule 3E-500.05(a) thereunder, the Purchaser and its purchaser representative may have, at the offices of Purchaser, at any reasonable hour, after reasonable prior notice, access to the materials set forth in the Rule which Purchaser can obtain without unreasonable effort or expense.




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                  (vi) The Purchaser has had the opportunity to obtain
         additional information necessary to verify the accuracy of the information referred to in subparagraph (v) hereof.

         The Purchaser hereby agree to indemnify and hold harmless Globalbot and the Seller, its respective officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable attorney fees, expert witness and accounting fees and other disbursements and costs or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by Purchaser and contained in this Agreement, or (b) arise out of or are based upon any breach of any representation, warranty or agreement by Purchaser contained herein.

         The representations, warranties, and agreements contained herein shall survive the delivery of and payment for, the Shares.

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FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN
FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO GLOBALBOT, AN AGENT OF GLOBALBOT OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST.

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         5. REPRESENTATIONS AND WARRANTIES BY THE SELLER. The Seller hereby represents and warrants as follows:

                  (a) The Seller has valid and marketable title to 200,000 shares of Globalbot's common stock, free and clear of any and all security interests, pledges, claims, liens, encumbrances or other rights of any other person or entity;

                  (b) The Seller has the absolute and unrestricted right, power, authority, and capacity to transfer such shares.

                  (c) The Seller is not a party to any written or oral agreement which grants an option or right of first refusal or other arrangements to acquire any of the Shares and that the Seller confirms by the execution of this Agreement that there are no contingent liabilities, factual or otherwise, threatened or pending litigation, contractually assumed obligations or unasserted possible claims which might result in a material adverse change in the future financial condition or operations of Globalbot.

                  (d) Globalbot is a corporation duly organized and validly existing and in good standing under the laws of the State of Florida. It has all requisite corporate power and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement.




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                  (e) Charles Wainer is the duly elected and serving President of Seller and has been duly empowered to execute this Agreement, and any amendments and notifications hereby, by and on behalf of Seller.

                  (f) The execution, delivery, and consummation of this Agreement have been duly and validly authorized by the Shareholders of Globalbot in a manner provided by and as required by law.

                  (i) To the best of the Sellers' knowledge, the representations and warranties contained in this paragraph are true and correct.

         6. INVESTMENT REPRESENTATION.The Purchaser hereby acknowledges that the Shares are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities statute. The Shares are being acquired by the Purchaser for its own account, for investment purposes only, and not with a view to any distribution thereof. The Purchaser agrees that no transfer or other disposition of the Shares or any interest therein will be made in violation of the Securities Act or any state securities statute.

         7. CONTINGENCIES. This Agreement shall be contingent upon the following:

                  (a) The Seller will appoint designees of the Purchaser as officers and directors of Globalbot. All present officers and directors of Globalbot will resign. Seller agrees that it will not interfere in the management of Globalbot and, until such time as the "spin off is completed, vote its shares of common stock of Globalbot in accordance with the votes of Purchaser.

                  (b) The completion of a "spin off" of the remaining shares held by the Seller to the Sellers shareholders. The "spin off" is to occur no later than 90 days from the date hereof. If the "spin off" does not occur within the 90 day period, the Company shall issue to the investor a one-year promissory note, bearing interest at the rate of 7% per annum, secured by the Seller's assets and the Purchaser shall return the Shares to the Seller for cancellation and reissuance to the Seller, appoint designees of the Seller as officers and directors of Globalbot and obtain the resignations of its designees as officers and directors of Globalbot.

         8. COMPETITION WITH GLOBALBOT. For a period of three years, commencing on the date of this Agreement, Seller, directly or indirectly, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity, will not compete with Globalbot or any of its affiliates in the offer, sale or marketing of products or services that are competitive with the products or services offered by Globalbot, within any metropolitan area in the United States or elsewhere in which Globalbot is then engaged in the offer and sale of competitive products or services; provided, the foregoing shall not prohibit Seller from owning up to 5% of the securities of any publicly-traded enterprise provided that Seller is not employed by, or a consultant to such enterprise or otherwise reimbursed for services rendered to such enterprise. Provided, however, that the foregoing is not intended to prohibit Seller from hosting or providing internet, telephony or other services to third parties who compete with Globalbot.

         9.       EQUITABLE RELIEF.

                  (a) The Seller and Purchaser recognize that the Seller's agreement not to compete is an additional inducement to Purchaser to purchase the Shares Should Seller take any action in violation of
         Section 8, Purchaser will be entitled to institute and prosecute proceedings in any court of competent jurisdiction, as set forth in
         Section 9(b) below, to enjoin the Seller from breaching the provisions of Section 8. Nothing contained in this Section 9 shall be construed to prevent the




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         Purchaser from seeking such other remedy in arbitration in case of any breach of this Agreement by the Seller, as the Purchaser may elect.

                  (b) Any proceeding or action must be commenced in federal court in Miami-Dade County, Florida, or in the absence of federal jurisdiction in state court in Miami-Dade County Florida. The Purchaser and Seller irrevocably and unconditionally submit to the jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts. The Purchaser and Seller irrevocably waive any objection that they now have or hereafter irrevocably waive any objection that they now have or hereafter may have to the laying of venue of any suit, action or proceeding brought in any such court and further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment against the Purchaser or Seller in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy or which shall be conclusive evidence of the fact and the amount of any liability of the Purchaser or the Seller therein described, or by appropriate proceedings under any applicable treaty or otherwise.

         10. SURVIVAL OF WARRANTIES. The representations and warranties contained herein shall be true and correct as of the date of this Agreement and as of the Date of Closing and shall survive Closing.

         11. BOOKS AND RECORDS. Sellers have delivered or will deliver within five (5) business days of the Closing to the Purchaser all Assets, corporate documents, stock certificates, agreements and leases maintained or required to be maintained by Globalbot.

         12. FURTHER ASSURANCES. The parties agree to execute and deliver from time to time at the request of any of the other parties to this Agreement and without further consideration, such additional documents and to take such other action necessary to consummate the transactions contemplated herein.

         13. NOTICES. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

         Purchaser                          InfoDotcoza, Ltd
                                            A/C Fisher Hoffman, Sithole
                                            PO Box 7606
                                            Newton Park 6055
                                            South Africa
                                            Fax: 011 27 41 364 1110

         Seller                             Quest Net Corp.
                                            3001 W. Hallandale Blvd.
                                            2nd Floor
                                            Pembroke Park, Fl 33009

         With Copy to:                      Rebecca J. Del Medico, Esq.
                                            Rebecca J. Del Medico, P.  A.
                                            6281 Floridian Circle
                                            Lake Worth, Florida 33463

or to such other address as either of them, by written notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.



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         14. GOVERNING LAW. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be brought in a court of competent jurisdiction in Miami-Dade County, Florida and governed or interpreted according to the internal laws of the State of Florida.

         15. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral or written agreements regarding the same subject matter.

         16. SEVERABILITY CLAUSE. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

         17. SUCCESSORS. Subject to the provisions of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         18. SECTION AND PARAGRAPH HEADINGS. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         19. AMENDMENT. This Agreement may be amended only by an instrument in writing executed by all parties hereto.

         20. EXHIBITS. The exhibits attached to this Agreement are hereby incorporated herein.

         21 COUNTERPARTS.This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature, provided however that original signatures must be provided within seven business days from the date of this Agreement.

         22. BINDING ON PARTIES. In the event that less than all the parties hereto do not execute this Agreement, this Agreement, nevertheless shall be binding upon those parties who executed it.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement this 17 day of May 2000



SIGNED SEALED & DELIVERED IN OUR PRESENCE.




Quest Net Corp.                               InfoDotcoza, Ltd
By: /s/ Charles Wainer, President             By: /s/ Justin J. Mills, Director







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